EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
            AS ADDED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Giant Motorsports, Inc. (the "Company") on Form 10-Q/A for the period ended September 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gregory A. Haehn, President and Chief Operating Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as added by ss.906 of the Sarbanes-Oxley Act of 2002, that:

      (c) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (d) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.


                                     By: /s/ Gregory A. Haehn
                                         ---------------------------------------
                                             Gregory A. Haehn, President and COO


Date: February 21, 2006